QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant / /
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /	Definitive Proxy Statement
/x/	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
Tab Products
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

October 5, 2001

DEAR STOCKHOLDER:

    Enclosed is a press release issued by Tab Products Co. on October 4, 2001, which contains important information you may find of interest. As you know, our Annual Meeting of Stockholders is to be held on October 16, 2001. To be sure your vote is counted, please sign, date and mail the enclosed white proxy card.

Sincerely,

GARY W. AMPULSKI	HANS A. WOLF
Chief Executive Officer	Chairman of the Board

PRESS RELEASE

FOR IMMEDIATE RELEASE
For additional information, contact: Donald J. Hotz Chief Financial Officer Tab Products Co. (847) 968-2433
TAB PRODUCTS CO. TO EXPLORE ALTERNATIVES FOLLOWING THIRD FISCAL QUARTER

Vernon Hills, IL, October 4, 2001—Tab Products Co. (AMEX:TBP) announced today that its Board of Directors, recognizing both its confidence in management's turnaround plan and its responsibility to maximize stockholder value, has instructed TM Capital Corp., the Company's financial advisor, to explore, immediately after the end of the third quarter of the Company's current fiscal year, strategic alternatives for maximizing stockholder value in the short term. The Company's fiscal third quarter ends February 28, 2002.

Tab Products Co. is a leading document management company specializing in the re-engineering of the records management process. The Company provides efficient solutions that enable its customers to better organize, control and find their critical documents. Tab leverages its knowledge of paper-based systems with expertise in emerging digital document management technologies. Currently headquartered in Vernon Hills, Illinois, Tab employs approximately 800 people with offices in the United States, Canada, Europe and Australia. With over 50 years of experience in document management, Tab serves customers in a variety of industries including Finance, Healthcare, Government and Insurance. Additional information can be found at www.tab.com.

935 Lakeview Pkwy.
Suite 195
Vernon Hills, IL 60061
 tel. 847/968-5400
 fax. 847/968-5450
www.tab.com

###

TAB PRODUCTS CO.
Proxy for Annual Meeting of Stockholders
Solicited by the Board of Directors

    The undersigned hereby appoints Gary W. Ampulski and Caroline A. Damask, and each of them, with full power of substitution to represent the undersigned and to vote all the shares of the stock of Tab Products Co. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Tuesday, October 16, 2001, at 10:00 a.m. local time at AmeriSuites, 450 North Milwaukee Avenue, Vernon Hills, Illinois, and at any adjournment thereof (1) as hereinafter specified upon the proposals listed below and as more particularly described in the Company's Proxy Statement and (2) in their discretion upon such other matters as may properly come before the meeting.

    The undersigned hereby acknowledges receipt of: (1) Notice of Annual Meeting of Stockholders of the Company, (2) accompanying Proxy Statement, and (3) Annual Report of the Company on Form 10-K for the fiscal year ended May 31, 2001.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

YOUR VOTE IS IMPORTANT!

Vote Your WHITE Proxy Card By Mail Today.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2 AND 3.

  1.
  Election of the following directors:
/ /	FOR the nominees listed below (except as marked to the contrary below)	/ /	WITHHOLD AUTHORITY to vote for the nominees listed below

    (INSTRUCTION: To withhold authority to vote for a nominee, strike a line through the nominee's name.)

Gary W. Ampulski Dr. Kathryn S. Hanson Jeffrey A. Heimbuck Warren G. Lichtenstein Jerry K. Myers Hans A. Wolf David W. Wright
  2.
  To approve the Tab Products Co. 2001 Stock Option Plan.

/ / FOR	/ / AGAINST	/ / ABSTAIN
  3.
  To ratify the appointment of Deloitte & Touche LLP as independent accountants of the Company for the fiscal year ending May 31, 2002.

/ / FOR	/ / AGAINST	/ / ABSTAIN

Whether or not you plan to attend the meeting in person, you are urged to sign and promptly mail this proxy in the return envelope so that your stock may be represented at the meeting.

The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR proposals 1, 2 and 3.

/ /  CHECK HERE FOR ADDRESS CHANGE AND NOTE BELOW.

/ /  CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING.

Sign exactly as your name(s) appears on your stock certificate. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the above Proxy. If shares of stock are held of record by a corporation, the Proxy should be executed by the President or Vice President and the Secretary or Assistant Secretary, and the corporate seal should be affixed thereto. Executors or administrators or other fiduciaries who execute the above Proxy for a deceased stockholder should give their full title. Please date the Proxy.

Dated: , 2001
Signature(s):

Please Return This Proxy Card Promptly By Mail.

[The printed revised WHITE Voting Instruction Card contains a solid black line down the left hand margin.]

TAB PRODUCTS CO.
Annual Meeting of Stockholders to be held on October 16, 2001
Direction to Trustee of Tab Products Co. Tax Deferred Savings Plan ("401(k) Plan")
Solicited on Behalf of the Board of Directors

To The Charles Schwab Trust Company:

    As a participant in the Tab Products Co. Tax Deferred Savings Plan ("401(k) Plan"), I hereby direct the Trustee to vote the shares of stock allocated to my 401(k) Plan account (the "Shares") at the Annual Meeting of Stockholders of the Company to be held on Tuesday, October 16, 2001, at 10:00 a.m. local time at AmeriSuites, 450 North Milwaukee Avenue, Vernon Hills, Illinois, and at any adjournment thereof, as hereinafter specified upon the Proposals listed below and as more particularly described in the Company's Proxy Statement.

    I understand the Trustee shall vote: (1) any Shares for which no directions were received in the same proportion as the Shares for which the Trustee has received voting instructions; (2) any Shares for which the voting instruction card is returned unsigned in the same proportion as the Shares for which the Trustee receives voting instructions; and (3) any Shares for which directions are not provided with respect to any Proposal in proportion to the Shares for which voting instructions, with respect to that Proposal, are provided to the Trustee.

    The undersigned hereby acknowledges receipt of: (1) Proxy Statement, and (2) Annual Report of the Company on Form 10-K for the fiscal year ended May 31, 2001.

CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2 AND 3.

1.	Election of the following directors:
	/ /	FOR the nominees listed below (except as marked to the contrary below)	/ /	WITHHOLD AUTHORITY to vote for the nominees listed below
(INSTRUCTION: To withhold authority to vote for a nominee, strike a line through the nominee's name.)
Gary W. Ampulski Dr. Kathryn S. Hanson Jeffrey A. Heimbuck Warren G. Lichtenstein Jerry K. Myers Hans A. Wolf David W. Wright
2.	To approve the Tab Products Co. 2001 Stock Option Plan.
	/ /	FOR	/ /	AGAINST	/ /	ABSTAIN
3.	To ratify the appointment of Deloitte & Touche LLP as independent accountants of the Company for the fiscal year ending May 31, 2002.
	/ /	FOR	/ /	AGAINST	/ /	ABSTAIN

PLEASE SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Dated:	, 2001
Signature of Participant:

QuickLinks

TAB PRODUCTS CO. Proxy for Annual Meeting of Stockholders Solicited by the Board of Directors
YOUR VOTE IS IMPORTANT!
Vote Your WHITE Proxy Card By Mail Today.
Please Return This Proxy Card Promptly By Mail.